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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 19, 2004



                           PEABODY ENERGY CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                     1-16463                 13-4004153
-------------------------------      ------------          ------------------
(State or other jurisdiction of      (Commission             I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)


 701 Market Street, St. Louis, Missouri                      63101
------------------------------------------                -----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (314) 342-3400
                                                       ---------------
                                       N/A
                        --------------------------------
                        (Former name or former address,
                         if changed since last report.)


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                               TABLE OF CONTENTS

Item 5.  OTHER EVENTS.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

EXHIBIT INDEX

Ex. 25.1  SENIOR DEBT SECURITIES

Ex. 25.2  SUBORDINATED DEBT SECURITIES












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Item 5.  Other Events.

     Peabody Energy Corporation (the "Company") is filing two Forms T-1 to designate U.S. Bank National Association to act as an eligible trustee under the Company's Senior Indenture and Subordinated Indenture, forms of which were filed as exhibits 4.199 and 4.200, respectively, to the Company's registration statement on Form S-3 (File No. 333-109906) dated October 22, 2003 (the "Registration Statement"). Such Forms T-1 are attached as exhibits 25.1 and 25.2 hereto, and are hereby incorporated by reference in the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         See the Exhibit Index at page 4 of this report.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 2004                       PEABODY ENERGY CORPORATION

                                              /s/ RICHARD A. NAVARRE
                                            ---------------------------------
                                                  Richard A. Navarre
                                             Executive Vice President and
                                                 Chief Financial Officer









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                                 EXHIBIT INDEX

     The exhibits below are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K.

Exhibit No.             Description of Exhibit
----------              ----------------------

Exhibit 25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act, relating to Senior Debt Securities of Peabody Energy Corporation.

Exhibit 25.2 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act, relating to Subordinated Debt Securities of Peabody Energy Corporation.





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